SUN CAPITAL ADVISERS TRUST

SC Goldman Sachs Short Duration Fund

Supplement dated August 23, 2011
To the Initial Class and Service Class Prospectuses, each dated May 1, 2011

Effective immediately, the fifth paragraph under “Principal Investments and Strategies” for the Fund on page 77 of the Initial Class Prospectus and page 78 of the Service Class Prospectus is hereby deleted and replaced in its entirety with the following:

The fund may invest up to 30% of its net assets in foreign securities, including, but not limited to, securities issued or guaranteed by foreign governments, their agencies (including securities of corporate issuers where the principal or interest are government guaranteed) or instrumentalities, and foreign corporate debt securities.  Within the overall 30% limit on foreign securities, the fund may invest up to 10% of its net assets in non-covered foreign corporate debt securities and up to 15% of its net assets in covered debt securities.

Additionally, the first paragraph of the description of fixed income instruments under “More About the Funds’ Investments” on page 101 of the Initial Class Prospectus and page 98 of the Service Class Prospectus is hereby deleted and replaced in its entirety with the following:

Fixed income instruments - Fixed income instruments include U.S. government securities, corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; covered debt securities, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored entities; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. These securities may have many types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment-in-kind, and auction rate features. Fixed income securities may be of any maturity or duration.

Covered debt securities are bonds collateralized by a segregated pool of assets (e.g., mortgages, public sector loans), which offer dual recourse to both the issuer and the underlying collateral pool.